EXHIBIT 10.27

                               GUARANTY AGREEMENT

                            Dated as of July 23, 1997

         This GUARANTY AGREEMENT ("this Guaranty") is made as of the date set forth above by WINDMERE DURABLE-HOLDINGS, INC., a Florida corporation having its principal place of business at 5980 East Miami Lakes Drive, Miami Lakes, Florida 33014 (the "Guarantor") in favor of the banks party to the Credit Agreement referred to below (the "Banks") and BANK LEUMI LE-ISRAEL B.M., as agent for the Banks under said Credit Agreement (the "Agent").

                                   BACKGROUND

         A. New M-Tech Corporation, a Florida corporation, ("New M-Tech") and Newtech Hong Kong Ltd., a Hong Kong limited liability company ("Newtech Hong Kong", and collectively with New M-Tech, the "Borrowers", each a "Borrower"), the Banks and the Agent are parties to a Credit Agreement dated as of July 23, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement", the capitalized terms used but not otherwise defined herein being used herein as therein defined), providing, subject to the terms and conditions thereof, for Extensions of Credit.

         B. The Guarantor owns 50% of the voting stock of New M-Tech, and New M-Tech owns all the voting stock of Newtech Hong Kong. Accordingly, the Guarantor will benefit substantially from Extensions of Credit to either or both of the Borrowers.

         C. It is a condition precedent to the Banks' making Extensions of Credit to the Borrowers that the Guarantor shall have executed and delivered this Guaranty.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged) and in order to induce the Banks to make Extensions of Credit to the Borrowers, the Guarantor agrees as follows:

         /section/1. GUARANTY.

                  (a) The Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Obligations and all other obligations and liabilities of either or both of the Borrowers to each and any Bank and/or the Agent now or hereafter existing under, evidenced by or in any way relating to the Credit Agreement, any Note and/or any other Loan Document, whether for principal, interest, overdrafts, fees, commissions, expenses or otherwise (the Obligations and such other obligations and liabilities referred to in this /section/1 beinG collectively, the "Obligations"). This is a guaranty of payment and not of collection and it shall not be affected in any way by the absence of any action to obtain payment from the Borrowers. In addition, the Guarantor agrees to pay any and all expenses (including counsel fees and expenses at all levels) incurred by any Bank and/or the Agent in enforcing any rights under this Guaranty (the "Collection Costs").

                  (b) The liability of Guarantor under this Guaranty shall not exceed the following sum (the "Maximum Amount"): (i) $3,000,000, plus
         (ii) interest accrued under the Credit Agreement or the Notes with respect to the principal amount of $3,000,000, plus (iii) the Collection Costs. The Maximum Amount shall not be affected by the total amount of credit extended at any time by the Banks or the Agent to the Borrowers, by the amount recovered from or the maximum liability set forth in any other guaranties of the Obligations or by the amount realized from the Collateral or any collateral for any such other guaranties (by way of illustration, if $3,000,000 were paid by or recovered from another guarantor of the Obligations, the Guarantor would still be liable for any remaining Obligations up to the Maximum Amount).

         /section/2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly iN accordance with the terms of the documents governing them, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the each Bank and the Agent with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any payment provisions of any agreements or instruments relating to or securing any of the Obligations or any instrument by which the Guarantor has granted the Agent or any Bank or Banks a security interest or lien as security here for or for any of the Obligations (said agreements and instruments being collectively the "Loan Documents");

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Loan Documents;

                  (c) any exchange, release, or nonperfection of a security interest in, any collateral for any of the Obligations, any limitation as to the amount of the Obligations secured by any of the Loan Documents, any invalidity of, release, amendment or waiver of or consent to departure from, any other guaranty for all or any of the Obligations or any failure to obtain any guaranty contemplated by the Loan Documents or any related commitment or proposal letter;

                  (d) the voluntary or involuntary bankruptcy of either Borrower, or any assignment for the benefit of creditors, reorganization, receivership, liquidation or other similar proceedings affecting either Borrower or any of its assets;


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


                  (e) any present or future action of any governmental authority amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations, any of the Loan Documents or this Guaranty;

                  (f) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, either Borrower or a guarantor.

Nothing herein to the contrary withstanding, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of either Borrower or otherwise, all as though such payments had not been made.

         /section/3. WAIVER. The Guarantor hereby unconditionally waives:

                  (a) promptness, diligence, notice of acceptance and all other notices with respect to any of the Obligations, this Guaranty or any disposition of collateral;

                  (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against either Borrower or any other person or entity or any collateral;

                  (c) any defense based on any event or circumstances described in /section/2; and

                  (d) any duty of the Agent or any Bank to advise the Guarantor of any information known to the Agent or such Bank regarding the financial condition of either Borrower or any other circumstance affecting either Borrower's ability to perform its obligations to the Banks, it being agreed that the Guarantor assumes responsibility for being and keeping informed regarding such condition or any such circumstance.

         /section/4. SUBROGATION. The Guarantor shall not exercise any rights which he may acquire by way oF subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent for the account of the Banks to be credited and applied upon the Obligations, whether matured or unmatured.

         /section/5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Agent anD the Banks as follows:

                  (a) The execution, delivery and performance by the Guarantor of this Guaranty do not contravene or conflict with law, the Guarantor's articles of incorporation or by-laws or any contractual restriction binding on or affecting the Guarantor.


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


                  (b) No authorization or approval or other action by, and no notice to or filing with, any person or any governmental authority or regulatory body, is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

                  (c) The Guarantor has received adequate consideration and equivalent value for executing and delivering this Guaranty and will not be rendered insolvent thereby. This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms.

                  (d) There is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator, which may materially adversely affect the Guarantor's financial condition.

                  (e) The Guarantor is a corporation validly existing and in good standing under the laws of the State of Florida.

                  (f) Any and all corporate and shareholder actions required to authorize the execution, delivery and performance of this Guaranty have been taken.

         /section/6. ADDITIONAL COVENANTS. As long as this Guaranty is in effect, the Guarantor shall, unless thE Agent and the Required Banks shall otherwise consent in writing:

                  (a) Comply in all material respects with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges) imposed upon it or upon it property non-compliance with which would have a material adverse effect on the financial condition or business of the Guarantor).

                  (b)      Furnish to each Bank the following:

                           (i) as soon as available and in any event within 45
                  days after the end of the first three quarterly fiscal periods of each fiscal year of the Guarantor, a copy of the Guarantor's Report on Form 10-Q filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) for such fiscal year;

                           (ii) as soon as available and in any event within 90
                  days after the end of each fiscal year of the Guarantor, a copy of the Guarantor's Report on Form 10-K filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) for such fiscal year;

                           (iii) as soon as available and in any event within 90
                  days after the end of each fiscal year of the Guarantor, a copy of the Guarantor's Annual Report to Shareholders;


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

                           (iv) promptly upon their becoming available, copies
                  of all registration statements and regular periodic reports, if any (excluding the items delivered by the Guarantor pursuant to the preceding paragraphs (i), (ii) and (iii)), that the Guarantor shall have filed with the Security and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                           (v) promptly upon the mailing thereof to the
                  shareholders of the Guarantor generally, copies of all financial statements, reports and proxy statements so mailed excluding the items delivered by the Guarantor pursuant to the preceding paragraphs (i), (ii) and (iii);

                           (vi) promptly upon the public dissemination to news
                  agencies and wires, all press releases;

                           (vii) as soon as possible and in any event within 10
                  days of the Guarantor's discovery thereof, notice of any event or circumstance which has or may have a material adverse effect upon the financial condition of the Guarantor;

                           (viii) as soon as possible and in any event within 10
                  days after the commencement thereof or any adverse determination therein, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality materially affecting the Guarantor;

                           (ix) promptly, such other information respecting the
                  condition or operations, financial or otherwise, of the Guarantor as the Agent may from time to time reasonably request.

                  (c) Except for this Guaranty, not create or incur any debt (except to the Agent and the Banks) or assume, guarantee or endorse any indebtedness the result of which would be to significantly impair the Guarantor's ability to perform it obligations hereunder.

                  (d) Not sell, transfer or otherwise dispose of any of its assets or properties and not create or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its assets or properties, if the result would be to decrease significantly the Guarantor's net worth or to impair the ability of a judgment creditor of the Guarantor to attach or garnish such assets or properties.

         /section/7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless it shall be in writing and signed by the Agent and the Required Banks, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         /section/8. NOTICES. All notices, requests, demands, directions or other communications provided foR hereunder shall be in writing and mailed (certified, return receipt requested, if practicable), telegraphed or telexed to the applicable party at the addresses indicated below:

                  If to the Agent:

                  Bank Leumi Le-Israel B.M., Miami Agency
                  800 Brickell Avenue
                  Suite 1400
                  Miami, FL 33131

                  If to the Guarantor:

                  the address set forth at the
                  head of this Guaranty

(or, if no address is set forth there, whatever address of the Guarantor appears on the Agent's books.) Notices mailed to the Guarantor shall be deemed given three days after being mailed or, if telecopied or telexed, when received, and notices mailed to the Agent shall be deemed given when actually received by it.

         /section/9. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delaY in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         /section/10. RIGHT OF SETOFF. Upon the occurrence of any Event of Default (as defined in any notE evidencing any of the Obligations), any Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The rights of any Bank under this /section/10 are in additioN to other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

         /section/11. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full forcE and effect until payment in full of the Obligations and written notice is given by the Agent to the Guarantor that this Guaranty has been terminated (and thereafter with respect to any indemnity obligations of either Borrower that survive cancellation or termination of the Loan Documents and thereafter as long as any payment of or recovery against or with respect to the Obligations might be


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

rescinded or otherwise required to be returned by the Agent or any Bank for any reason, including the bankruptcy, insolvency or reorganization of either Borrower ), (ii) be binding upon the Guarantor and it heirs, personal representatives, successors and assigns (even as to Obligations incurred after it death or incompetency), and (iii) inure to the benefit of and be enforceable by the Agent and each Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer any note evidencing any of the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise.

         /section/12. DEFAULT. Upon the occurrence of an Event of Default (as defined in the Credit Agreement or anY note evidencing any of the Obligations), all the Guarantor's obligations hereunder shall immediately be due and payable in full without notice.

         /section/13. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laW of the State of Florida without regard to any conflicts-of-law principle or rule that would give effect to the law of any other jurisdiction.

         /section/14. TERMINOLOGY. As used herein, "hereof," "hereunder," "hereby" and "herein" refer to thiS Guaranty as a whole and not merely the paragraph in which they appear. As used herein, masculine pronouns shall be read as feminine or neuter pronouns if appropriate.

         /section/15. SEVERABILITY. If any provision of this Guaranty shall be held invalid under any applicablE law, such invalidity shall not affect any other provision of this Guaranty that can be given effect without the invalid provision, and, to that end, the provisions hereof are severable.

         /section/16. SUBORDINATION. The Guarantor hereby subordinates payment of all debts now or hereafter owinG by either Borrower to the Guarantor to any and all Obligations. The Guarantor shall ensure that every note evidencing any part of the subordinated debt and every ledger page relating thereto bears a legend which indicates this subordination. The Guarantor shall not request or accept payment of all or any security for any part of the subordinated debt, and, if all of any part of it should be paid to the Guarantor, through error or otherwise, the Guarantor shall immediately forward such payment to the Agent in the form received, properly endorsed to the order of the Agent, to be applied against the Obligations.

         /section/17. MANNER AND ALLOCATION OF PAYMENTS. All payments hereunder shall be made to the Agent at thE Agent's Office. Each payment received by the Agent hereunder with respect to the Obligations shall be made to the Agent for the benefit of the Banks and shall be applied and distributed by the Agent in the same manner as payments received from the Borrowers under the Credit Agreement.

         /section/18. SUBMISSION TO JURISDICTION. The Guarantor hereby irrevocably (a) submits, in any legaL proceeding relating to this Guaranty, to the non-exclusive IN PERSONAM jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court; (b) waives any objection that he may now or hereafter have to the venue of such proceeding in any such court located in Dade County, Florida or that such proceeding was brought in an inconvenient court; (c) agrees that service of process in any such proceeding may be made by certified mail, return receipt requested, to the address set forth at the head of this Agreement; and (d) agrees that nothing herein shall affect the right of the Bank to effect service of process in any manner permitted by law and that the Bank shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Guarantor in any other court or jurisdiction in accordance with applicable law.

         /section/19. WAIVER OF JURY TRIAL. THE GUARANTOR AND (BY ACCEPTANCE HEREOF) THE AGENT AND THE BANKS EACH WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first above written.


                                   WINDMERE DURABLE-HOLDINGS, INC

                                   By /S/ HARRY D. SCHULMAN
                                      ------------------------------------------
                                   Name: HARRY D. SCHULMAN
                                         ---------------------------------------
                                   Title: SENIOR VICE PRESIDENT
                                         ---------------------------------------

STATE OF FLORIDA                   )
                                   ) SS:
COUNTY OF DADE                     )

                  The foregoing instrument was acknowledged before me this day of _______________, 1997 by _______________________, ________________ of
Windmere Durable-Holdings, Inc., a Florida corporation, on behalf of the corporation, who is personally known to me or who has produced
______________________________________________ as identification.


                               _________________________________________________
                               Notary Public, State of _________________________
                               Print Name:______________________________________


My commission expires:                                                    (SEAL)

                         AMENDMENT TO GUARANTY AGREEMENT

                          DATED AS OF SEPTEMBER 15, 1997

         This AMENDMENT TO GUARANTY AGREEMENT ("this Amendment") is made by and among WINDMERE DURABLE-HOLDINGS, INC. (the "Guarantor"), BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (the "Banks") and BANK LEUMI LE-ISRAEL B.M., as Agent (the "Agent") and amends that certain Guaranty Agreement, dated as of July 23, 1997, made by the Guarantor in favor of the Banks and the Agent (the "Guaranty," the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor, the Banks and the Agent hereby agree as follows:

1. The Guarantor consents to the Amendment to Credit Agreement, dated in September, 1997, between the Borrowers, the Banks and the Agent and to the issuance by the Borrowers of Revolving Notes in the principal amounts of $9,375,000, $7,500,000 and $3,125,000 in favor of Bank Leumi le-Israel B.M.,
Comerica Bank and National Bank of Canada, respectively, and acknowledges and agrees that the Obligations as referred to and defined in the Guaranty include all obligations and liabilities arising under the Credit Agreement, as amended by the aforesaid Amendment to Credit Agreement, and/or any or all of the aforesaid Revolving Notes.

2. The first sentence of ss.1(b) of the Guaranty is hereby amendeD to read as follows:

         The liability of Guarantor under this Guaranty shall not exceed the following sum (the "Maximum Amount"): (i) $9,000,000 (which amount shall be reduced to $3,000,000 on November 15, 1997 if, but only if, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations does not exceed $10,000,000 at that time, the aggregate amount of all Acceptance Obligations does not exceed $5,000,000 at that time and no Event of Default has theretofore occurred and is then continuing), plus (ii) interest accrued under the Credit Agreement or the Notes with respect to the amount referred to in clause (i), plus (iii) the Collection Costs.

3. As long as the Credit Agreement is in effect or any Obligations remain outstanding, the Guarantor shall not realize on any security interest it now or hereafter has in assets of either Borrower and shall not exercise any right it may have to set off against its obligations to the Borrowers under the Windmere Notes (as defined in the Credit Agreement) to pay any obligations of either Borrower to it.

4. As amended hereby, the Guaranty shall remain in full force and effect and is hereby confirmed. The Guarantor acknowledges that it has no defenses, counterclaims or rights of offset with respect to its obligations under the Guaranty and waives any that it may have.

5. THE GUARANTOR, THE BANKS AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Amendment as of the date first above written.

                                   WINDMERE DURABLE-HOLDINGS, INC.

                                   By: /S/ ILLEGIBLE
                                       --------------------------
                                   Name: ________________________
                                   Title: _______________________

                                   BANK LEUMI LE-ISRAEL B.M.

                                   By: /S/ ILLEGIBLE
                                       --------------------------
                                   Name: ________________________
                                   Title: _______________________

                                   COMERICA BANK

                                   By: /S/ ILLEGIBLE
                                       --------------------------
                                   Name: ________________________
                                   Title: _______________________

                                   NATIONAL BANK OF CANADA

                                   By: /S/ ILLEGIBLE
                                       --------------------------
                                   Name: ________________________
                                   Title: ________________________


                                   BANK LEUMI LE-ISRAEL B.M.,

                                   as Agent

                                   By: /S/ ILLEGIBLE
                                       --------------------------
                                   Name: ________________________
                                   Title: _______________________


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

                       CONFIRMATION OF GUARANTY AGREEMENT

                           DATED AS OF NOVEMBER 1, 1997

         This AMENDMENT TO GUARANTY AGREEMENT ("this Amendment") is made by WINDMERE DURABLE-HOLDINGS, INC. (the "Guarantor") in favor of BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (the "Banks") and BANK LEUMI LE-ISRAEL B.M., as Agent (the "Agent") and relates to that certain Guaranty Agreement, dated as of July 23, 1997, made by the Guarantor in favor of the Banks and the Agent, as previously amended (the "Guaranty," the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby confirms and agrees as follows:

1. The Guarantor consents to the Amendment to Credit Agreement, dated in November, 1997, between the Borrowers, the Banks and the Agent and to the issuance by the Borrowers of Revolving Notes in the principal amounts of $15,000,000, $13,000,000 and $9,000,000 in favor of Bank Leumi le-Israel B.M.,
Comerica Bank and National Bank of Canada, respectively, and acknowledges and agrees that the Obligations as referred to and defined in the Guaranty include without limitation all obligations and liabilities arising under the Credit Agreement, as amended by the aforesaid Amendment to Credit Agreement, and/or any or all of the aforesaid Revolving Notes.

2. The Guaranty shall remain in full force and effect and is hereby confirmed. The Guarantor acknowledges that it has no defenses, counterclaims or rights of offset with respect to its obligations under the Guaranty and waives any that it may have.

3. THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Amendment as of the date first above written.

                                                 WINDMERE DURABLE-HOLDINGS, INC.

                                                 By: /S/ ILLEGIBLE
                                                     ---------------------------
                                                 Name: ________________________
                                                 Title: _______________________

                       CONFIRMATION OF GUARANTY AGREEMENT

                            DATED AS OF MARCH 19, 1998

         This CONFIRMATION OF GUARANTY AGREEMENT ("this Confirmation") is made by and among WINDMERE DURABLE-HOLDINGS, INC., a Florida corporation (the "Guarantor"), BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (the "Banks") and BANK LEUMI LE-ISRAEL B.M., as Agent (the "Agent") and relates to that certain Guaranty Agreement, dated as of July 23, 1997, made by the Guarantor in favor of the Banks and the Agent (as heretofore amended, the "Guaranty," the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1. The Guarantor consents to the Amendment to Credit Agreement, dated in March, 1998, between the Borrowers (as redefined by said Amendment to Credit Agreement), the Banks and the Agent and to the issuance by the Borrowers (as redefined by said Amendment to Credit Agreement) of Revolving Notes in the principal amounts of $15,000,000, $13,000,000 and $9,000,000 in favor of Bank Leumi le-Israel B.M., Comerica Bank and National Bank of Canada, respectively, and acknowledges and agrees that the Obligations as referred to and defined in the Guaranty include all obligations and liabilities of any and all of the Borrowers (as redefined by said Amendment to Credit Agreement) arising under the Credit Agreement, as amended by the aforesaid Amendment to Credit Agreement and any previous amendments thereto, and/or any or all of the aforesaid Revolving Notes.

2. As amended hereby, the Guaranty shall remain in full force and effect and is hereby confirmed. The Guarantor acknowledges that it has no defenses, counterclaims or rights of offset with respect to its obligations under the Guaranty and waives any that it may have.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Confirmation as of the date first above written.

                                     WINDMERE DURABLE HOLDINGS, INC.

                                     By:       /S/ ILLEGIBLE
                                               ---------------------------------
                                     Name:     _________________________________
                                     Title:    _________________________________